SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of Earliest Event Reported): March 17, 2003

                              PROGINET CORPORATION

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               (Exact Name of Registrant as Specified in Charter)

DELAWARE                           0-28008                       11-3264929
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(State or Other          (Commission File Number)              (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

      200 Garden City Plaza, Garden City, New York                    11530
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        (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's Telephone Number, Including Area Code: (516) 248-2000

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        (Former Name or Former Address, if Changed Since Last Report):NA

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On March 17, 2003, Proginet Corporation issued a press release (attached hereto as Exhibit 99.1) announcing that Proginet will voluntarily delist the Company's common stock from the TSX Venture Exchange ("TSX"), effective March 31, 2003. The Company's stock will continue to trade on the OTC Bulletin Board in the United States under the trading symbol, PRGF. In connection with the delisting, effective April 1, 2003, Proginet terminated the transfer agent and registrar services of CIBC Mellon Trust Company and engaged American Stock Transfer and Trust Company, located at 59 Maiden Lane, New York, New York 10038.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

   99.1 Press release dated March 17, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized .

                                        Proginet Corporation
                                        (Registrant)

Date: MARCH 24, 2003                    By: /s/ KEVIN M. KELLY
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                                        Name:  Kevin M. Kelly
                                        Title: President/Chief Executive Officer